UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2005

IHOP CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-15283	95-3038279
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 North Brand, Glendale, California		91203
(Address of principal executive offices)		(Zip Code)

(818) 240-6055

Registrant’s telephone number, including area code

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

2005 Stock Incentive Plan for Non-Employee Directors

At the Annual Meeting (the “Annual Meeting”) of Shareholders of IHOP Corp. (the “Company”), held on May 24, 2005, the shareholders of the Company approved the IHOP Corp. 2005 Stock Incentive Plan for Non-Employee Directors (the “2005 Plan”).  The 2005 Plan is administered by the Compensation Committee (the “Committee”) of the Board of Directors of the Company.   The Committee may make awards under the 2005 Plan in any combination of cash, common stock, options to purchase common stock or shares of common stock that are subject to restrictions on transfer.  In addition, under the 2005 Plan, a non-employee director may elect to receive all or 50% of his or her annual retainer in common stock in lieu of cash.  The maximum number of shares of common stock that may be issued pursuant to all awards granted under the 2005 Plan is 200,000, subject to certain adjustments to prevent dilution.

A description of the material terms of the 2005 Plan is included under “Proposal 2. Ratification and Approval of the IHOP Corp. 2005 Stock Incentive Plan for Non-Employee Directors”  in our Proxy Statement for the Annual Meeting, filed with the SEC on April 19, 2005, which description is incorporated herein by reference.

2001 Stock Incentive Plan

At the Annual Meeting, the shareholders of the Company also approved an amendment to the 2001 Stock Incentive Plan (the “2001 Plan”) to increase the number of shares of common stock reserved for issuance thereunder by 1,000,000 shares.

A description of the material terms of the 2001 Plan is included under “Proposal 3. Ratification and Approval of the Amendment of the IHOP Corp. 2001 Stock Incentive Plan”  in our Proxy Statement for the Annual Meeting, filed with the SEC on April 19, 2005, which description is incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)                                  Exhibits

Exhibit Number	Description

10.1	IHOP Corp. 2005 Stock Incentive Plan for Non-Employee Directors (incorporated by reference to Appendix “A” to our Proxy Statement filed with the SEC on April 19, 2005).
10.2	IHOP Corp 2001 Stock Incentive Plan, As Amended and Restated (incorporated by reference to Appendix “B” to our Proxy Statement filed with the SEC on April 19, 2005).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHOP CORP.
Date: May 26, 2005	By:	/s/ THOMAS CONFORTI
Thomas Conforti
Chief Financial Officer(Principal Financial Officer)

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit Number	Description

10.1	IHOP Corp. 2005 Stock Incentive Plan for Non-Employee Directors (incorporated by reference to Appendix “A” to our Proxy Statement filed with the SEC on April 19, 2005).
10.2	IHOP Corp 2001 Stock Incentive Plan, As Amended and Restated (incorporated by reference to Appendix “B” to our Proxy Statement filed with the SEC on April 19, 2005).